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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                               -----------------


                                    FORM 8-K


                               -----------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


                     February 17, 1998 (February 12, 1997)
                Date of Report (Date of Earliest Event Reported)



                           PRENTISS PROPERTIES TRUST
             (Exact name of registrant as specified in its charter)


          Maryland                   1-14516              75-2661588
----------------------------  ---------------------  --------------------
(State or other jurisdiction  (Commission File No.)     I.R.S. Employer
       of incorporation)                             (Identification No.)


                     3890 WEST NORTHWEST HIGHWAY, SUITE 400
                              DALLAS, TEXAS 75220
                    (Address of principal executive offices)


                                 (214) 654-0886
              (Registrant's telephone number, including area code)


                                      N/A
         (former name or former address, if changed since last report)


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     Item 5. OTHER EVENTS


          On February 12, 1998, Prentiss Properties Trust (the "Company"), a national office and industrial real estate investment trust, agreed to sell 922,676 of its common shares of beneficial interest ("Common Shares") in a public offering underwritten by Prudential Securities Incorporated. Net proceeds to the Company from the sale will be $23,835,774.95, after deducting costs payable by the Company of approximately $50,000.
     Prudential Securities Incorporated has informed the Company that it intends to deposit the Common Shares with the trustee of the National Equity Trust, Equity Portfolio Series 2, a unit investment trust sponsored by Prudential Securities Incorporated.

          In an unrelated agreement also entered into on February 12, 1998, the Company agreed to sell 893,330 Common Shares in a public offering underwritten by Smith Barney Inc. Net proceeds to the Company from the sale will be $23,076,080.38, after deducting expenses payable to the Company of approximately $50,000. Smith Barney Inc. has informed the Company that it intends to deposit the shares with the trustee of the Equity Focus Trusts - REIT Portfolio Series 1998-A, a unit investment trust sponsored by Smith Barney Inc.

          Both transactions are expected to close on February 18, 1998.



          Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                   (c) EXHIBITS.

          The following exhibits are filed herewith:

                Exhibit                Description
                --------               -----------

          1.1 Underwriting Agreement, dated February 12, 1998, between Prentiss Properties Trust, Prentiss Properties Acquisition Partners, L.P., Prentiss Properties I, Inc. and Prudential Securities Incorporated

          1.2 Underwriting Agreement, dated February 12, 1998, between Prentiss Properties Trust, Prentiss Properties Acquisition Partners, L.P., Prentiss Properties I, Inc. and Smith Barney Inc.

                                       2
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8.1                     Form of Tax Opinion of Hunton & Williams, Richmond,
                        Virginia addressed to Prudential Securities Incorporated

8.2 Form of Tax Opinion of Hunton & Williams, Richmond, Virginia addressed to Smith Barney Inc.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            PRENTISS PROPERTIES TRUST



     Date: February 17, 1998

                                            By: /s/ Gregory S. Imhoff
                                                -----------------------------

                                                Gregory S. Imhoff
                                                -----------------------------

                                                Vice President and Secretary
                                                -----------------------------


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                                 EXHIBIT INDEX


     Exhibit             Description
     -------             -----------

     1.1 Underwriting Agreement, dated February 12, 1998, between Prentiss Properties Trust, Prentiss Properties Acquisition Partners, L.P., Prentiss Properties I, Inc. and Prudential Securities Incorporated.

     1.2 Underwriting Agreement, dated February 12, 1998, between Prentiss Properties Trust, Prentiss Properties Acquisition Partners, L.P., Prentiss Properties I, Inc. and Smith Barney Inc.

     8.1 Form of Tax Opinion of Hunton & Williams, Richmond, Virginia addressed to Salomon Smith Barney.

     8.2 Form of Tax Opinion of Hunton & Williams, Richmond, Virginia addressed to Prudential Securities Incorporated.


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